SOUTHERN STAR ENERGY, INC.

(the "Issuer")

AMENDED AND RESTATED

PRIVATE PLACEMENT

OF

CONVERTIBLE OIL AND GAS NET PROCEEDS INTERESTS

INSTRUCTIONS TO SUBSCRIBER:

1.	Complete the Signature Page on page 12 of this Agreement.

2.	Complete the Registration and Delivery Instructions on page 13 of this Agreement.

3.	Wire the Subscription Funds to the Issuer pursuant to the wire instructions provided on page 3 of this Agreement.

4.	Fax a copy of pages 12 and 13 to the Issuer at 604-484-2403.

5.	Courier the originally executed copy of this Agreement to the Issuer as follows:

Southern Star Energy, Inc.

#307 – 1178 Hamilton Street

Vancouver, British Columbia

Canada V6B 2S2

If you have any questions please contact Eric Boehnke, President of the Issuer, at: 604-484-2405

THE SECURITIES OFFERED HEREIN HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS THAT TERMS IS DEFINED IN THE 1933 ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE 1933 ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT IS AVAILABLE. THIS SUBSCRIPTION IS EXECUTED IN RELIANCE UPON THE EXEMPTIONS PROVIDED BY RULE 903 OF REGULATION S UNDER THE 1933 ACT.

AMENDED AND RESTATED SUBSCRIPTION AGREEMENT

BETWEEN:

SOUTHERN STAR ENERGY, INC., a Nevada corporation with a business address at 307 – 1178 Hamilton Street, Vancouver, British Columbia

(the "Issuer")

AND:

VENTURE CAPITAL ASSET MANAGEMENT AG, a corporation with a business address at Im alten Riet 22, FL-9494 Schaan Liechtenstein

(the "Subscriber")

WHEREAS:

A.           The Issuer entered into a Subscription Agreement dated February 8, 2007 (the "Initial Agreement") with the Subscriber, whereby the Subscriber agreed to subscribe for 37 units (each, a "First Tranche Unit") of the Issuer at a price of $50,000 per First Tranche Unit for a total subscription of $1,850,000 (the "First Tranche Proceeds");

B.            Each First Tranche Unit entitled the Subscriber to receive 1% of the net proceeds from production attributable to the Issuer's interest in the Atkins Lincoln 18-1 and Atkins Lincoln 8-1 Wells drilled by the Issuer in Bossier Parish, Louisiana (the "Net Proceeds"), and each First Tranche Unit is convertible into shares of common stock in the capital of the Issuer, par value $0.001 (each, a "Share"), at a rate of one Share for every $0.50 of the First Tranche Proceeds;

C.            The Issuer and the Subscriber wish to revise the terms of the Initial Agreement to reflect that the Issuer wishes to sell, and the Subscriber wishes to purchase, an additional 11.6 units in a second tranche offering of the Issuer (each, a "Second Tranche Unit") at a price of $50,000 per Second Tranche Unit for a total subscription of $580,000 (the "Second Tranche Proceeds");

D.           Each Second Tranche Unit entitles the Subscriber to receive 1.9827586% of the Net Proceeds and is convertible into Shares at a rate of one Share for every $0.50 of the Second Tranche Proceeds; and

E.           The Issuer and the Subscriber wish to effect such amendments by entering into this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

ARTICLE 1

Termination of Initial Agreement

1.1          Upon the execution of this Agreement, the Initial Agreement be and is hereby terminated.

ARTICLE 2

Subscription

2.1          Subscription. The Subscriber, as principal, hereby subscribes to purchase:

(a)	37 First Tranche Units as of February 8, 2007; and

(b)	11.6 Second Tranche Units as of July 11, 2007.

2.2          Payment. The Issuer acknowledges receipt of the First Tranche Proceeds on February 8, 2007. The Subscriber shall pay the Second Tranche Proceeds by delivering good funds in United States dollars by way of wire transfer of funds to the Issuer and concurrent with the execution and delivery of this Agreement. The wire transfer instructions are:

Wires from Correspondent Banks Worldwide:

Pay through:	Wachovia Bank, N.A., New York, NY FedWire ABA: 026005092 Swift BIC PNBPUS3NNYC

Beneficiary Bank:	Bank of Montreal Vancouver Main Branch 595 Burrard Street Vancouver, BC V7X 1L7

Swift BIC Code:	BOFMCAM2

Transit #	00040

Final Credit:	Southern Star Energy Inc. #307-1178 Hamilton Street Vancouver, BC

Account #:	4627 795

On July 11, 2007, the Issuer shall accept the Second Tranche Proceeds (the "Second Tranche Closing") and issue to the Subscriber a certificate for each of the First Tranche Units and the Second Tranche Units (collectively, the "Unit Certificates"), as required by Article 6 hereof, representing the percentage of the net proceeds from production attributable to Issuer's interest in the Atkins Lincoln 18-1 and Atkins Lincoln 8-1 Wells drilled by the Issuer in Bossier Parish, Louisiana which it has subscribed to purchase pursuant to this Agreement. In the event that the date of the Second Tranche Closing (the "Second Tranche Closing Date") does not occur on or before July 31, 2007, the Issuer shall forthwith return the whole amount of the Second Tranche Proceeds to the Subscriber without interest. The Subscriber acknowledges that the subscription for the Second Tranche Units hereunder may be rejected in whole or in part by the Issuer in its sole discretion.

ARTICLE 3

Representations and Warranties

3.1          Representations and Warranties of the Subscriber. The Subscriber represents and warrants in all material respects to the Issuer, with the intent that the Issuer will rely thereon in accepting this Agreement, that:

(a)           Experience. The Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the First Tranche Units and the Second Tranche Units (collectively, the "Units");

(b)           Own Account. The Subscriber is purchasing the Units, and will be acquiring the Shares (the Units and the Shares being collectively referred to herein as the "Securities") as principal for its own account. The Subscriber is or will be purchasing or acquiring the Securities for investment purposes only and not with an intent or view towards further sale thereof, and has not pre-arranged any sale with any other person;

(c)           Not Underwriter. The Subscriber is not an underwriter, or dealer in, the Securities, and the Subscriber is not participating, pursuant to a contractual agreement, in a distribution of the Securities;

(d)           Importance of Representations. The Subscriber understands that the Securities are being offered and sold to it in reliance on exemptions from the registration requirements of the 1933 Act, and that the Issuer is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Securities;

(e)           No Registration. The Securities have not been registered under the 1933 Act and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless such transaction is the subject of a registration statement filed with and declared effective by the Securities and Exchange Commission (the "SEC") or unless an exemption from the registration requirements under the 1933 Act, such as Rule 144, is available. The Subscriber represents and warrants and hereby agrees that all offers and sales of the Securities shall be made only pursuant to such registration or to such exemption from registration;

(f)           Compliance with Securities Laws. The offer and sale of the Securities under this Agreement does not contravene any of the applicable securities legislation in the jurisdiction in which the Subscriber resides and does not give rise to any obligation of the Issuer to prepare and file a prospectus or similar document or to register the Securities or to be registered with or to file any report or notice with any governmental or regulatory authority;

(g)           Risk. The Subscriber acknowledges that the purchase of the Securities involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Securities, including the total loss of its investment;

(h)           Current Information. The Subscriber has been furnished with or has acquired copies of all requested information concerning the Issuer, including copies of reports (the "Reports") filed by the Issuer pursuant to the United States Securities Exchange Act of 1934, as amended (the "1934 Act");

(i)            Independent Investigation. The Subscriber, in making the decision to subscribe for the Units, has relied upon independent investigations made by it and its representatives or advisors, if any, has, together with its representatives or advisors, if any, reviewed the Reports and the Subscriber and such representatives or advisors, if any, have, prior to entering into this Agreement, been given access and the opportunity to examine all material contracts and documents relating to the subscription of the Units (the "Offering") and an opportunity to ask questions of, and to receive answers from, the Issuer or any person acting on its behalf concerning the terms and conditions of the Offering. The Subscriber and its representatives or advisors, if any, have been furnished with access to all materials relating to the business, finances and operation of the Issuer and materials relating to the offer and sale of the Units which have been requested. The Subscriber, its representatives and advisors, if any, have received complete and satisfactory answers to any such inquiries;

(j)            No Written or Oral Representations. No person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase the Securities,

(ii)	that any person will refund the purchase price of the Securities, or

(iii)	as to the future price or value of the Securities;

(k)           No Recommendation or Endorsement. The Subscriber understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities;

(l)           Corporation. The Subscriber represents and warrants that:

(i)           it has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Agreement, and

(ii)          it is duly authorized to make this investment and to enter into and execute this Agreement;

(m)         No Finders' Fees. There is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder's fee, save and except as expressly approved by the Issuer in advance and in writing. If any person establishes a claim that any fee or other compensation is payable in connection with this Offering, and such fee or other compensation has not been expressly approved by the Issuer in advance and in writing, the Subscriber covenants to indemnify and hold harmless the Issuer with respect thereto and with respect to all costs reasonably incurred in the defense thereof;

(n)           Filings. If required by any applicable securities laws or by the Issuer, the Subscriber will execute, deliver and file or assist the Issuer in filing such reports, undertakings and other documents with respect to the issue of the Securities as may be required by any securities commission, stock exchange or other regulatory authority;

(o)           Non-Affiliate Status. The Subscriber is not an affiliate of the Issuer nor is any affiliate of the Subscriber an affiliate of the Issuer. In the event that the Subscriber is or becomes an affiliate of the Issuer the Subscriber acknowledges that the Securities held by it will be subject to additional resale restrictions under the 1933 Act;

(p)           No Advertisement or General Solicitation. The sale of the Units has not been advertised through any article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; or through any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

(q)           Offshore Transaction. The Subscriber represents that it is not a U.S. Person as defined in Rule 902(k) of Regulation S (a "U.S. Person"), that at the time of the acquisition of the Units it will not be a U.S. Person, that the Subscriber is not, and at the time of the acquisition of the Units will not be, acquiring the Units for the account or benefit of a U.S. Person, and that the Subscriber is normally resident at the address of the Subscriber as set out in this Agreement;

(r)           Hedging Transactions. The Subscriber acknowledges and agrees that all offers and sales of the Securities, as applicable, by the Subscriber shall be made only in accordance with the provisions of Regulation S, pursuant to registration of the securities under the 1933 Act, or pursuant to an available exemption from the registration requirements of the 1933 Act. The Subscriber acknowledges and agrees that it cannot engage in hedging transactions with regard to the Securities prior to the expiration of the one-year distribution compliance period specified in paragraph (b)(3) in Rule 903 promulgated under the 1933 Act unless in compliance with the 1933 Act;

(s)           Sole Beneficial Owner. Upon consummation of the transactions contemplated by this Agreement, the Subscriber will be the sole beneficial owner of the Units issued to it pursuant to this Agreement, and the Subscriber has not pre-arranged any sale with any U.S. Person;

(t)            Outside United States. The Subscriber is outside the United States; provided, that delivery of the Units may be effected in the United States through the Subscriber's agent as long as the Subscriber is outside the United States at the time of such delivery;

(u)           No Present Intention to Sell. The Subscriber has no present intention to sell or otherwise transfer the Securities except in accordance with Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act, in each case in accordance with all applicable securities laws;

(v)           Refusal to Register. The Subscriber understands that the Issuer is required, under Rule 903 of Regulation S, to refuse to register the transfer of any of the Securities to be received by the Subscriber pursuant to this Agreement that are not transferred pursuant to a registration statement under the 1933 Act, in compliance with Regulation S, or otherwise pursuant to an available exemption from registration;

(w)          No Short Position. The Subscriber will not, directly or indirectly, or through one or more intermediaries, maintain any short position in the Securities during the applicable distribution compliance period;

(x)           Legend. The Subscriber understands and acknowledges that the Issuer will not allow any transfer or other disposition of the Securities unless the proposed transfer may be effected without any violation of the 1933 Act or any applicable state securities law. The Unit Certificates shall bear the following legend in addition to any other legend required under this Agreement:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR OTHER APPLICABLE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATIONS S, RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES UNDER THE U.S. SECURITIES ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

(y)           Further Certification. As a condition to the exercise of the right to acquire the Shares, the Subscriber will give written certification to the Issuer confirming the representations, warranties and covenants made herein; and

(z)           Legal and Tax Advice. The Subscriber, and each beneficial person for whom it is contracting hereunder, is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereunder.

3.2          Representations and Warranties of the Issuer. The Issuer, upon taking up and accepting this Agreement, represents and warrants in all material respects to the Subscriber, with the intent that the Subscriber will rely thereon in making this Agreement, that:

(a)           Legality. The Issuer has the requisite corporate power and authority to accept this Agreement and to issue, sell and deliver the Units; this Agreement and the issuance, sale and delivery of the Units hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Issuer; this Agreement and the Units have been duly and validly executed and delivered by and on behalf of the Issuer, and are valid and binding agreements of the Issuer, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws affecting creditors' rights generally;

(b)           Transfer Restrictions. Provided that a registration statement in respect of the Shares is in effect as required under all applicable securities laws, such Shares shall be freely transferable on the books and records of the Issuer, provided that the sale is made to a bona-fide purchaser and that the prospectus delivery requirements are met;

(c)           Listed Company Status. The Issuer makes current filings with the SEC pursuant to Section 15(d) of the 1934 Act, the common stock of the Issuer is presently quoted on the NASD "Bulletin Board" and the Issuer has received no notice, either oral or written, with respect to its continued eligibility for such listing;

(d)           Proper Organization. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on its business, taken as whole;

(e)           No Legal Proceedings. There is no action, suit or proceeding before or by any court or any governmental agency or body, domestic or foreign, now pending or to the knowledge of the Issuer, threatened, against or affecting the Issuer, or any of its properties or assets, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Issuer, or which might materially and adversely affect the properties or assets thereof, which has not been previously disclosed in the Issuer's filings with the SEC;

(f)           Non-Contravention. The execution and delivery of this Agreement and the consummation of the issuance of the Units and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Issuer of any of the execution and delivery of this Subscription and the consummation of the issuance of the Units and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Issuer of any of and the terms or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of the Issuer, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Issuer is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, federal or state regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Issuer or any of its properties or assets; and

(g)           Non-Default. The Issuer is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound.

3.3          Non-Merger and Survival. The representations and warranties of each of the Issuer and the Subscriber contained herein will be true at the date of execution of this Agreement by the parties hereto and as of the Second Tranche Closing Date in all material respects as though such representations and warranties were made as of such times and shall survive the Second Tranche Closing Date and the delivery of the Unit Certificates.

3.4          Indemnity. The Issuer and the Subscriber each agrees to indemnify and save harmless the other from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including attorney's fees incurred in contesting any such claim and any payment made in good faith in settlement of any claim (subject to the right of the Issuer to defend any such claim), resulting from the breach of any representation, warranty or covenant of such party under this Agreement.

ARTICLE 4

Covenants of the Issuer

4.1          Agreements. The Issuer covenants and agrees with the Subscriber that:

(a)           Filings. The Issuer will make all necessary filings in connection with the sale of the Units as required by the laws and regulations of all appropriate jurisdictions;

(b)           Section 13 Compliance. The Issuer shall, from and after the Second Tranche Closing Date, use its best efforts to comply with the requirements of Section 13 of the 1934 Act as they relate to the Issuer and maintain the quotation of the common stock of the Issuer on the NASD "Bulletin Board" or other quotation medium which is equal to or senior to the NASD "Bulletin Board"; and

(c)           Rule 144 Opinion. The Issuer will, upon written request by the Subscriber, take such steps as are necessary to cause its counsel to issue an opinion to the Issuer's transfer agent allowing the Subscriber to offer and sell the Shares in reliance on the applicable provisions of Rule 144 provided that the holding period and other requirements of such Rule 144 are met, and provided that the costs of obtaining such an opinion shall be borne by the Subscriber.

4.2          Survival. The covenants set forth in this Article 4 shall survive the Second Tranche Closing for the benefit of the Subscriber.

ARTICLE 5

Piggy-Back Registration Rights

5.1          Registration Statement. The Issuer shall include in any registration statement on Form SB-2 (or similar form) filed with the SEC under the 1933 Act (the "Registration Statement") the resale of the Shares and shall use its best efforts to cause such registration statement to be declared effective by the SEC as soon as practicable therafter, all at the Issuer's sole cost and expense. Such best efforts shall include promptly responding to all comments received by the staff of the SEC, and promptly preparing and filing amendments to such registration statement which are responsive to the comments received from the staff of the SEC, and in no event later than sixty (60) days from receipt by the Issuer of the comments of the staff of the SEC. Such registration statement shall name the Subscriber as a selling shareholder and shall provide for the sale of the Shares in accordance with Rule 415 of the 1934 Act by the Subscriber from time to time directly to purchasers or in the over-the-counter market or through or to securities brokers or dealers that may receive compensation in the form of discounts, concessions, or commissions. The Issuer shall provide the Subscriber with such number of copies of the prospectus as shall be reasonably requested to facilitate the sale of the Shares. Except as limited by Rule 415 of the 1934 Act, none of the foregoing shall in any way limit the Subscriber's rights to sell the Shares in reliance on an exemption from the registration requirements under the 1933 Act in connection with a particular transaction.

5.2          Currency of Registration Statement. The Issuer shall use its best efforts to maintain the currency of the registration statement filed with the SEC and under all applicable Blue Sky laws in respect of the Securities until the 180th day following the date the Registration Statement is declared effective by the SEC.

5.3          Indemnification of Subscriber by Issuer. To the extent permitted by law, the Issuer will indemnify the Subscriber, within the meaning of Section 15 of the 1933 Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the 1933 Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or treated, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Issuer of the 1933 Act or any rule or regulation promulgated under the 1933 Act applicable to the Issuer in connection with any such registration, qualification or compliance, and the Issuer will reimburse the Subscriber, each of its officers and directors and partners, and each person controlling the Subscriber, each such underwriter and each person who controls any such underwriter, for any legal and any other expense reasonably incurred in connection with investigation, preparing or defending any such claim, loss, damage, liability or action, provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Issuer (which consent shall not unreasonably be withheld); provided, further, that the Issuer will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Issuer by the Subscriber, such controlling person or such underwriter specifically for use therein. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the final prospectus filed with the SEC pursuant to Rule 424(b) of the SEC, the indemnity agreement herein shall not inure to the benefit of any underwriter or (if there is no underwriter) the Subscriber if a copy of the final prospectus filed pursuant to Rule 424(b) was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the 1933 Act.

5.4          Indemnification of Issuer by Subscriber. To the extent permitted by law, the Subscriber will indemnify the Issuer, each of its directors and officers, affiliates, counsel, advisors, employees and, each underwriter, if any, of the Issuer's securities covered by such a registration statement, each person who controls the Issuer or such underwriter within the meaning of Section 15 of the 1933 Act, and each other person selling the Issuer's securities covered by such registration statement, each of such person's officers and directors and each person controlling such persons within the meaning of Section 15 of the 1933 Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including attorneys fees and costs, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein or necessary to make the statements therein not misleading or any other violation by the Subscriber of any rule or regulation promulgated under the 1933 Act applicable to the Subscriber and relating to action or inaction required of the Subscriber in connection with any such registration, qualification or compliance, and will reimburse the Issuer, such other person, such directors, officers, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Subscriber (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of the Subscriber under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of the Shares sold by the Subscriber, unless such liability arises out of or is based on willful conduct by the Subscriber.

5.5          Removal of Legend. After the registration statement referenced in Section 5.1 is declared effective by the SEC, the Subscriber may deliver to the Issuer the certificate representing the Shares issued to the Subscriber and the Issuer will, within three days after receipt by the Issuer of the foregoing, issue a new certificate representing and in exchange for the aforementioned certificate, which new certificate shall be legended as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY BE SOLD PURSUANT TO THE REGISTRATION STATEMENT PROVIDED THAT (I) THE REGISTRATION STATEMENT IS CURRENT AND EFFECTIVE, (II) THE HOLDER COMPLIES WITH THE PROSPECTUS DELIVERY REQUIREMENTS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND (III) THE SALE IS IN COMPLIANCE WITH THE PLAN OF DISTRIBUTION SET FORTH IN THE PROSPECTUS. THE TRANSFER OF SUCH SECURITIES IS RESTRICTED AS SET FORTH IN A SUBSCRIPTION AGREEMENT BETWEEN THE ISSUER AND THE HOLDER, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER.

ARTICLE 6

Issuance Of Certificates

6.1          On or immediately following the Second Tranche Closing Date, the Issuer will prepare and issue one or more Certificates for the Units in the form set out in Schedule A attached hereto, registered in such name or names as specified by the Subscriber and cause the same to be delivered to the Subscriber pursuant to the delivery instructions provided by the Subscriber.

ARTICLE 7

Second Tranche Closing

7.1          The Second Tranche Closing shall be effected through the acceptance of this Agreement by the Issuer, the taking up of the Second Tranche Proceeds by the Issuer, and the delivery of the Unit Certificates to the Subscriber by the Issuer.

ARTICLE 8

Miscellaneous

8.1          Governing Law. This Agreement shall be governed by and construed under the law of the State of Texas without regard to its choice of law provision. Any disputes arising out of, in connection with, or with respect to this Agreement, the subject matter hereof, the performance or non-performance of any obligation hereunder, or any of the transactions contemplated hereby shall be adjudicated in a Court of competent civil jurisdiction sitting in the County of Dallas, Texas and nowhere else.

8.2          Successors and Assigns. This Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

8.3          Execution by Counterparts and Facsimile. This Agreement may be executed in counterparts and by facsimile, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement.

8.4          Authorization. The Subscriber hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of this Agreement and any other schedules, forms, certificates or documents executed by the Subscriber and delivered to the Issuer in connection with the Offering.

8.5          Reference Date. The reference date of this Agreement is July 10, 2007.

8.6          Currency. All funds in this Agreement are stated in United States dollars.

8.7          Entire Agreement. This Agreement and the schedules attached to this Agreement contain the entire agreement between the parties with respect to the subject matter hereof and supercede all prior arrangements, understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superceded and terminated by this Agreement.

IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and that it caused this Agreement to be duly executed on its behalf on this 10th day of July, 2007.

Venture Capital Asset Management AG	/s/ Philippe Mast
Name of Entity	Signature

Philippe Mast

Name of Signatory

President

Printed Title

Agreed to this 10th day of July, 2007

SOUTHERN STAR ENERGY, INC.

By: /s/ Eric Boehnke

Eric Boehnke
President

This is page 12 to the Subscription Agreement by the above Subscriber to Southern Star Energy, Inc.

REGISTRATION AND DELIVERY INSTRUCTIONS

Full Name and Address of Subscriber for Registration Purposes:

NAME: ______________________________________________________________

ADDRESS: ___________________________________________________________

TEL.NO.: ______________________________

FAX NO.: ______________________________

EMAIL ADDRESS: ___________________________________________________

CONTACT NAME: ___________________________________________________

Delivery Instructions (if different from Registration Name):

NAME: ______________________________________________________________

ADDRESS: ___________________________________________________________

TEL.NO.: ______________________________

FAX NO.: ______________________________

EMAIL ADDRESS: ___________________________________________________

CONTACT NAME: ___________________________________________________

SPECIAL INSTRUCTIONS: ____________________________________________

____________________________________________

This is page 13 to the Agreement by the above Subscriber to Southern Star Energy, Inc.

SCHEDULE A

FORM OF CERTIFICATE

CW1310996.1